Exhibit 99.2

Form 3 Continuation Sheet – Joint Filer Information

This Statement on Form 3 is filed by Apollo Management V, L.P., Borden Holdings, LLC, BHI Acquisition Corp, BHI Investment, LLC, Apollo Investment Fund V, L.P., Apollo Overseas Partners V, L.P., Apollo Netherlands Partners V (A), L.P., Apollo Netherlands V (B), L.P., Apollo German Partners V GmbH & Co. KG, AP-BHI Investments, L.P.  and Apollo Advisors V, L.P.  The principal business address of Holdings is Plaza 273, Suite 211, 56 West Main Street, Newark Delaware 19702. The principal business address of each of the other Reporting Persons is Two Manhattanville Road, Purchase, New York 10577.

Name of Designated Filer:  Apollo Management V, L.P.

Date of Event Requiring Statement:  August 12, 2004

Issuer Name and Ticker or Trading Symbol:  AEP Industries Inc. (AEPI)

BORDEN HOLDINGS, LLC

BY:	BHI Acquisition Corp.
its member

	By:		/s/ Ellen Berndt
Ellen Berndt
Secretary

BHI ACQUISITION CORP.

	By:		/s/ Ellen Berndt
Ellen Berndt
Secretary

BHI INVESTMENT, LLC

	By:		/s/ Robert Seminara
Robert Seminara
Treasurer

APOLLO INVESTMENT FUND V, L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:		APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

APOLLO OVERSEAS PARTNERS V, L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

APOLLO NETHERLANDS PARTNERS V (A), L.P.

APOLLO ADVISORS V, L.P.
By:	Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

APOLLO NETHERLANDS PARTNERS V (B), L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

APOLLO GERMAN PARTNERS V GmbH & CO. KG

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

AP-BHI INVESTMENTS, L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

APOLLO MANAGEMENT V, L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

APOLLO ADVISORS V, L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President